UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
January 13, 2023 (November 15, 2022)
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

ROPER TECHNOLOGIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware
(STATE OR OTHER JURISDICTION OF INCORPORATION)

1-12273		51-0263969

(COMMISSION FILE NUMBER)		(IRS EMPLOYER IDENTIFICATION NO.)

6901 Professional Parkway, Suite 200
Sarasota,	Florida	34240

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		(ZIP CODE)

(941) 556-2601
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)
(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	ROP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This filing amends Item 5.02 of the Current Report on Form 8-K of Roper Technologies, Inc. (the “Company”) filed on November 15, 2022 (the “Original Form 8-K”) to add the information described herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2022, the Company filed the Original Form 8-K to disclose transition plans for its Chief Financial Officer (“CFO”) position. The Company announced that Robert C. Crisci, who has served as CFO since 2017, will transition from the CFO role on February 1, 2023, and that Jason P. Conley, the Company’s current Vice President and Chief Accounting Officer, will become the Company’s new CFO on February 1, 2023.

This Current Report on Form 8-K/A hereby further amends the Original Form 8-K to disclose that, on January 10, 2023, the Compensation Committee of the Board of Directors of the Company approved an increase in Mr. Conley’s annual base salary to $675,000, to reflect his new position and expanded responsibilities as CFO. Mr. Conley’s annual cash incentive opportunity as a percentage of his base salary is 125%.

In addition, on January 12, 2023, the Board of Directors appointed Brandon L. Cross Vice President and Corporate Controller (principal accounting officer) effective February 1, 2023. Mr. Cross, age 37, joined the Company in 2017 and previously served as the Company’s Vice President, Audit Services, since November 2021. From 2017 to 2021 he served in various corporate accounting roles of increasing responsibility at the Company. Prior to joining the Company, Mr. Cross served in Internal Audit and financial reporting positions at SPX Corporation from 2014 to 2017, and at PricewaterhouseCoopers LLP, from 2008 to 2014, where he served in the external audit practice and was a senior auditor from 2011 to 2014.

In connection with his appointment, the Compensation Committee approved an annual base salary of $300,000 and an annual cash incentive opportunity as a percentage of his base salary of 70%. Mr. Cross will continue to be eligible to participate in the Company’s equity compensation program.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roper Technologies, Inc.
(Registrant)

BY:	/s/ John K. Stipancich	Date:	January 13, 2023
John K. Stipancich, Executive Vice President, General Counsel and Corporate Secretary